UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

    Name of Fund: BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Focus Growth Fund (Formerly BlackRock Large Cap Growth Fund)

Master Large Cap Series LLC

Master Large Cap Focus Growth Portfolio (Formerly Master Large Cap Growth Portfolio)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2017

Date of reporting period: 06/30/2017

Item 1 – Report to Stockholders

JUNE 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Large Cap Focus Growth Fund	of BlackRock Large Cap Series Funds, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation – was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	JUNE 30, 2017	3

Fund Summary as of June 30, 2017	BlackRock Large Cap Focus Growth Fund

Investment Objective

BlackRock Large Cap Focus Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 23, 2017, the Board of Directors of BlackRock Large Cap Series, Inc. (the “Corporation”) approved a proposal to change the name of BlackRock Large Cap Growth Fund to BlackRock Large Cap Focus Growth Fund. The Board also approved certain changes to the Fund’s investment strategies. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Large Cap Growth Portfolio (the “Master Portfolio”). The Fund and the Master Portfolio currently have the same investment objective and investment strategies. On March 27, 2017, the Board of Directors of the Master Large Cap Series LLC (the “Master LLC”) approved a change in the name of the Master Portfolio to Master Large Cap Focus Growth Portfolio and approved the same changes to the Master Portfolio’s investment strategies. These changes were effective on June 12, 2017. The Boards of the Corporation and the Master LLC also approved a change of the fiscal year of the Fund and Master Portfolio from September 30 to June 30.

Portfolio Management Commentary

How did the Fund perform?

•	For the nine-month period ended June 30, 2017, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

At the sector level, information technology (“IT”) was the prime contributor to relative performance, led by semiconductor names Lam Research Corp. and NVIDIA Corp. Lam continued to perform well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. NVIDIA reported excellent financial results. The company is at the epicenter of two powerful secular trends – the rise of machine learning in the datacenter and of gaming on the PC. In both cases, NVIDIA sells the GPUs (graphics processing units) that dramatically improve experience and efficiency, and also has the proprietary software platform that developers build on. Strong demand in both of these areas led to very strong earnings and guidance, substantially beating market expectations.

•

Industrials was also a source of strength, in particular airlines, where Southwest Airlines was a standout. Southwest outperformed alongside the broader airline industry on strong demand, a strengthening in ticket prices, and falling fuel costs.

•	Additional contributions came from consumer staples, where an underweight to food products and positioning in beverages proved most advantageous, and financials, where consumer finance benefited.

•

Conversely, the main detractor from performance in the period was health care, due to weakness among biotechnology holdings, in particular Gilead Sciences Inc. and Biogen Inc. Gilead continued to execute well in its HIV business segment, but faced significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. Later in the reporting period, the company reset expectations for its HCV franchise by guiding to a much faster erosion of HCV revenue in 2017. While lower guidance was expected, the magnitude was a surprise and led to share weakness. Biogen beat earnings forecasts on inline revenue. Shares reacted positively following the announcement, but subsequently gave back most of the gains as concerns over potential pressure on pharmaceutical prices started to dominate headlines.

•

Elsewhere, the position in specialty retailer Urban Outfitters Inc. weighed on relative returns. Urban Outfitters underperformed as same-store sales and gross margin trends continued to fall short of expectations, reflecting deteriorating mall traffic trends, a highly promotional apparel retail environment, and company-specific execution issues.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the period, the Fund’s weighting in the IT sector substantially increased, particularly within software and internet software & services. Consumer discretionary exposure also increased, primarily internet & direct marketing retail. The biggest reductions were in consumer staples (food & staples retailing and tobacco) and materials (containers & packaging and chemicals). Health care saw declines as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in IT, followed by consumer discretionary and financials. Industrials was the most significant underweight, followed by materials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	JUNE 30, 2017

BlackRock Large Cap Focus Growth Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio, a series of the Master LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Growth Fund.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns[2,4]
		1 Year		5 Years		10 Years
	9-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	18.79%	25.14%	N/A	14.91%	N/A	7.46%	N/A
Service	18.54	24.82	N/A	14.59	N/A	7.18	N/A
Investor A	18.66	24.86	18.30%	14.60	13.37%	7.13	6.55%
Investor B	17.80	23.82	19.32	13.64	13.40	6.44	6.44
Investor C	17.84	23.82	22.82	13.68	13.68	6.28	6.28
Class R	18.43	24.51	N/A	14.29	N/A	6.81	N/A
Russell 1000® Growth Index	15.15	20.42	N/A	15.30	N/A	8.91	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,148.40	$4.42	$1,000.00	$1,020.68	$4.16	0.83%
Service	$1,000.00	$1,146.70	$5.96	$1,000.00	$1,019.24	$5.61	1.12%
Investor A	$1,000.00	$1,147.70	$5.96	$1,000.00	$1,019.24	$5.61	1.12%
Investor B	$1,000.00	$1,142.20	$10.30	$1,000.00	$1,015.17	$9.69	1.94%
Investor C	$1,000.00	$1,142.20	$10.30	$1,000.00	$1,015.17	$9.69	1.94%
Class R	$1,000.00	$1,146.10	$7.29	$1,000.00	$1,018.00	$6.85	1.37%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2017	5

About Fund Performance	BlackRock Large Cap Focus Growth Fund

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“the Administrator”), the Fund’s Administrator, has contractually agreed, to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples on the previous pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to the Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Large Cap Focus Growth Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	ANNUAL REPORT	JUNE 30, 2017

Statement of Assets and Liabilities	BlackRock Large Cap Focus Growth Fund

June 30, 2017

Assets
Investments at value — from the Master Portfolio (cost — $975,952,331)	$1,193,204,965
Receivables:
Capital shares sold	1,401,112
From the Administrator	260,893
Withdrawals from the Master Portfolio.	1,492,548
Prepaid expenses	38,326

Total assets.	1,196,397,844

Liabilities
Payables:
Administration fees	216,974
Capital shares redeemed	2,893,660
Officer’s fees.	557
Other accrued expenses	2,579
Other affiliates	71,884
Printing fees	61,841
Professional fees	63,525
Service and distribution fees	243,611
Transfer agent fees	368,099

Total liabilities	3,922,730

Net Assets	$1,192,475,114

Net Assets Consist of
Paid-in capital	$743,178,151
Undistributed net investment income	1,314,776
Accumulated net realized gain (loss) allocated from the Master Portfolio	230,729,553
Net unrealized appreciation (depreciation) allocated from the Master Portfolio	217,252,634

Net Assets	$1,192,475,114

Net Asset Value
Institutional — Based on net assets of $427,081,829 and 26,655,545 shares outstanding, 100,000,000 shares authorized, $0.10 par value	$16.02

Service — Based on net assets of $1,935,688 and 121,339 shares outstanding, 50,000,000 shares authorized, $0.10 par value	$15.95

Investor A — Based on net assets of $617,360,315 and 40,547,213 shares outstanding, 100,000,000 shares authorized, $0.10 par value	$15.23

Investor B — Based on net assets of $13,244 and 1,012 shares outstanding, 200,000,000 shares authorized, $0.10 par value	$13.09

Investor C — Based on net assets of $121,641,065 and 9,407,791 shares outstanding, 100,000,000 shares authorized, $0.10 par value	$12.93

Class R — Based on net assets of $24,442,973 and 1,712,016 shares outstanding, 200,000,000 shares authorized, $0.10 par value	$14.28

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	7

Statements of Operations	BlackRock Large Cap Focus Growth Fund

	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$12,041,277	$16,269,024
Dividends — affiliated	97,542	133,363
Securities lending income — affiliated — net	100,964	135,429
Foreign taxes withheld	(57,898)	(54,525)
Expenses	(4,646,819)	(6,020,309)
Fees waived	15,938	28,215

Total investment income	7,551,004	10,491,197

Fund Expenses
Service and distribution — class specific	2,404,559	3,400,519
Administration	2,175,559	2,823,185
Transfer agent — class specific	1,542,231	2,038,430
Registration	72,170	91,557
Professional	69,538	42,000
Printing	65,901	46,046
Officer	—	709
Miscellaneous	12,633	15,646

Total expenses	6,342,591	8,458,092
Less:
Fees waived and/or reimbursed by the Administrator	(49,184)	—
Transfer agent fees waived and/or reimbursed — class specific	(898,944)	(1,125,867)

Total expenses after fees waived and/or reimbursed	5,394,463	7,332,225

Net investment income	2,156,541	3,158,972

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from capital distributions received from affiliated investment companies, futures contracts and investments	238,422,849	72,034,156
Net change in unrealized appreciation (depreciation) on investments	(42,781,650)	51,443,757

Total realized and unrealized gain	195,641,199	123,477,913

Net Increase in Net Assets Resulting from Operations	$197,797,740	$126,636,885

See Notes to Financial Statements.

8	ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Large Cap Focus Growth Fund

	Period October 1, 2016 to June 30, 2017	Year Ended September 30,
Increase (Decrease) in Net Assets:		2016	2015

Operations
Net investment income	$2,156,541	$3,158,972	$1,743,837
Net realized gain	238,422,849	72,034,156	59,523,289
Net change in unrealized appreciation (depreciation)	(42,781,650)	51,443,757	(46,726,026)

Net increase in net assets resulting from operations	197,797,740	126,636,885	14,541,100

Distributions to Shareholders[1]
From net investment income:
Institutional	(2,422,010)	(1,090,221)	(970,748)
Service	(4,807)	—	(1,738)
Investor A	(1,563,638)	(182,655)	(372,889)
Class R	(9,557)	—	—
From net realized gain:
Institutional	(22,759,998)	(16,535,208)	(44,583,980)
Service	(102,379)	(76,820)	(221,822)
Investor A	(33,381,405)	(26,747,707)	(63,450,782)
Investor B	(30,215)	(64,793)	(339,605)
Investor C	(12,387,004)	(10,917,511)	(25,959,863)
Class R	(1,545,518)	(1,158,508)	(2,951,170)

Decrease in net assets resulting from distributions to shareholders	(74,206,531)	(56,773,423)	(138,852,597)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(59,177,309)	(24,446,904)	96,763,011

Net Assets
Total increase (decrease) in net assets	64,413,900	45,416,558	(27,548,486)
Beginning of period	1,128,061,214	1,082,644,656	1,110,193,142

End of period	$1,192,475,114	$1,128,061,214	$1,082,644,656

Undistributed net investment income, end of period	$1,314,776	$3,159,599	$1,810,482

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	9

Financial Highlights	BlackRock Large Cap Focus Growth Fund

	Institutional
	Period October 1, 2016 to June 30, 2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$14.40	$13.46	$15.02	$13.32	$12.50	$9.57

Net investment income[1]	0.06	0.09	0.07	0.07	0.10	0.14
Net realized and unrealized gain	2.52	1.54	0.17	2.63	1.65	2.83

Net increase from investment operations	2.58	1.63	0.24	2.70	1.75	2.97

Distributions:[2]
From net investment income	(0.09)	(0.04)	(0.04)	(0.02)	(0.24)	(0.04)
From net realized gain	(0.87)	(0.65)	(1.76)	(0.98)	(0.69)	—

Total distributions	(0.96)	(0.69)	(1.80)	(1.00)	(0.93)	(0.04)

Net asset value, end of period	$16.02	$14.40	$13.46	$15.02	$13.32	$12.50

Total Return[3]
Based on net asset value	18.79%[4]	12.44%[5]	1.35%	21.16%	15.33%	31.16%

Ratios to Average Net Assets[6]
Total expenses	0.96%[7,8]	0.95%[8,9]	0.93%[8]	0.94%[8]	0.96%[8]	0.97%[8]

Total expenses after fees waived and/or reimbursed	0.84%[7,8]	0.84%[8,9]	0.89%[8]	0.94%[8]	0.96%[8]	0.97%[8]

Net investment income	0.56%[7,8]	0.62%[8,9]	0.49%[8]	0.50%[8]	0.81%[8]	1.19%[8]

Supplemental Data
Net assets, end of period (000)	$427,082	$375,318	$341,606	$369,854	$311,127	$267,083

Portfolio turnover rate of the Master Portfolio	79%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[9]

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of 0.01%.

See Notes to Financial Statements.

10	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Large Cap Focus Growth Fund

	Service
	Period October 1, 2016 to June 30, 2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$14.32	$13.39	$14.96	$13.18	$12.38	$9.48

Net investment income[1]	0.03	0.05	0.03	0.03	0.07	0.09
Net realized and unrealized gain	2.51	1.53	0.17	2.60	1.62	2.82

Net increase from investment operations	2.54	1.58	0.20	2.63	1.69	2.91

Distributions:[2]
From net investment income	(0.04)	—	(0.01)	—	(0.20)	(0.01)
From net realized gain	(0.87)	(0.65)	(1.76)	(0.85)	(0.69)	—

Total distributions	(0.91)	(0.65)	(1.77)	(0.85)	(0.89)	(0.01)

Net asset value, end of period	$15.95	$14.32	$13.39	$14.96	$13.18	$12.38

Total Return[3]
Based on net asset value	18.54%[4]	12.08%[5]	1.10%	20.77%	14.98%	30.67%

Ratios to Average Net Assets[6]
Total expenses	1.26%[7,8]	1.22%[8,9]	1.19%[8]	1.24%[8]	1.23%[8]	1.33%[8]

Total expenses after fees waived and/or reimbursed	1.13%[7,8]	1.13%[8,9]	1.17%[8]	1.24%[8]	1.23%[8]	1.33%[8]

Net investment income	0.27%[7,8]	0.33%[8,9]	0.20%[8]	0.19%[8]	0.62%[8]	0.81%[8]

Supplemental Data
Net assets, end of period (000)	$1,936	$1,713	$1,577	$1,912	$1,624	$11,865

Portfolio turnover rate of the Master Portfolio	79%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[9]

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	11

Financial Highlights (continued)	BlackRock Large Cap Focus Growth Fund

	Investor A
	Period October 1, 2016 to June 30, 2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$13.70	$12.85	$14.42	$12.82	$12.09	$9.26

Net investment income[1]	0.03	0.04	0.03	0.03	0.06	0.10
Net realized and unrealized gain	2.41	1.46	0.17	2.52	1.58	2.75

Net increase from investment operations	2.44	1.50	0.20	2.55	1.64	2.85

Distributions:[2]
From net investment income	(0.04)	(0.00)[3]	(0.01)	—	(0.22)	(0.02)
From net realized gain	(0.87)	(0.65)	(1.76)	(0.95)	(0.69)	—

Total distributions	(0.91)	(0.65)	(1.77)	(0.95)	(0.91)	(0.02)

Net asset value, end of period	$15.23	$13.70	$12.85	$14.42	$12.82	$12.09

Total Return[4]
Based on net asset value	18.66%[5]	12.00%[6]	1.11%	20.82%	14.90%	30.78%

Ratios to Average Net Assets[7]
Total expenses	1.25%[8,9]	1.24%[9,10]	1.23%[9]	1.23%[9]	1.25%[9]	1.26%[9]

Total expenses after fees waived and/or reimbursed	1.13%[8,9]	1.13%[9,10]	1.19%[9]	1.23%[9]	1.25%[9]	1.26%[9]

Net investment income	0.27%[8,9]	0.33%[9,10]	0.19%[9]	0.20%[9]	0.54%[9]	0.90%[9]

Supplemental Data
Net assets, end of period (000)	$617,360	$549,050	$524,114	$518,858	$449,729	$405,154

Portfolio turnover rate of the Master Portfolio	79%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of 0.01%.

See Notes to Financial Statements.

12	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Large Cap Focus Growth Fund

	Investor B
	Period October 1, 2016 to June 30, 2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$11.94	$11.34	$12.94	$11.56	$10.96	$8.45

Net investment loss[1]	(0.05)	(0.06)	(0.08)	(0.07)	(0.03)	(0.00)[2]
Net realized and unrealized gain	2.07	1.31	0.15	2.27	1.42	2.51

Net increase from investment operations	2.02	1.25	0.07	2.20	1.39	2.51

Distributions:[3]
From net investment income	—	—	—	—	(0.10)	—
From net realized gain	(0.87)	(0.65)	(1.67)	(0.82)	(0.69)	—

Total distributions	(0.87)	(0.65)	(1.67)	(0.82)	(0.79)	—

Net asset value, end of period	$13.09	$11.94	$11.34	$12.94	$11.56	$10.96

Total Return[4]
Based on net asset value	17.80%[5]	11.32%[6]	0.14%	19.87%	13.92%	29.70%

Ratios to Average Net Assets[7]
Total expenses	2.42%[8,9]	2.20%[9,10]	2.05%[9]	2.04%[9]	2.14%[9]	2.13%[9]

Total expenses after fees waived and/or reimbursed	1.95%[8,9]	1.94%[9,10]	2.02%[9]	2.03%[9]	2.14%[9]	2.13%[9]

Net investment loss	(0.57)%[8,9]	(0.50)%[9,10]	(0.68)%[9]	(0.60)%[9]	(0.30)%[9]	(0.01)%[9]

Supplemental Data
Net assets, end of period (000)	$13	$573	$1,263	$2,771	$4,656	$7,826

Portfolio turnover rate of the Master Portfolio	79%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	13

Financial Highlights (continued)	BlackRock Large Cap Focus Growth Fund

	Investor C
	Period October 1, 2016 to June 30, 2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$11.80	$11.23	$12.85	$11.52	$10.95	$8.44

Net investment income (loss)[1]	(0.05)	(0.06)	(0.07)	(0.07)	(0.03)	0.01
Net realized and unrealized gain	2.05	1.28	0.15	2.27	1.42	2.50

Net increase from investment operations	2.00	1.22	0.08	2.20	1.39	2.51

Distributions:[2]
From net investment income	—	—	—	—	(0.13)	—
From net realized gain	(0.87)	(0.65)	(1.70)	(0.87)	(0.69)	—

Total distributions	(0.87)	(0.65)	(1.70)	(0.87)	(0.82)	—

Net asset value, end of period	$12.93	$11.80	$11.23	$12.85	$11.52	$10.95

Total Return[3]
Based on net asset value	17.84%[4]	11.16%[5]	0.27%	19.96%	14.02%	29.74%

Ratios to Average Net Assets[6]
Total expenses	2.01%[7,8]	2.02%[8,9]	1.99%[8]	2.00%[8]	2.04%[8]	2.07%[8]

Total expenses after fees waived and/or reimbursed	1.95%[7,8]	1.95%[8,9]	1.97%[8]	2.00%[8]	2.04%[8]	2.07%[8]

Net investment income (loss)	(0.55)%[7,8]	(0.49)%[8,9]	(0.59)%[8]	(0.57)%[8]	(0.24)%[8]	0.09%[8]

Supplemental Data
Net assets, end of period (000)	$121,641	$177,792	$192,804	$193,491	$171,430	$167,518

Portfolio turnover rate of the Master Portfolio	79%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[9]

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of 0.01%.

See Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock Large Cap Focus Growth Fund

	Class R
	Period October 1, 2016 to June 30, 2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$12.89	$12.15	$13.74	$12.25	$11.58	$8.88

Net investment income (loss)[1]	0.00 [2]	0.01	(0.01)	(0.01)	0.03	0.06
Net realized and unrealized gain	2.27	1.38	0.16	2.41	1.51	2.64

Net increase from investment operations	2.27	1.39	0.15	2.40	1.54	2.70

Distributions:[3]
From net investment income	(0.01)	—	—	—	(0.18)	—
From net realized gain	(0.87)	(0.65)	(1.74)	(0.91)	(0.69)	—

Total distributions	(0.88)	(0.65)	(1.74)	(0.91)	(0.87)	—

Net asset value, end of period	$14.28	$12.89	$12.15	$13.74	$12.25	$11.58

Total Return[4]
Based on net asset value	18.43%[5]	11.73%[6]	0.81%	20.50%	14.61%	30.41%

Ratios to Average Net Assets[7]
Total expenses	1.49%[8,9]	1.48%[9,10]	1.46%[9]	1.48%[9]	1.54%[9]	1.56%[9]

Total expenses after fees waived and/or reimbursed	1.38%[8,9]	1.38%[9,10]	1.44%[9]	1.48%[9]	1.54%[9]	1.56%[9]

Net investment income (loss)	0.02%[8,9]	0.08%[9,10]	(0.06)%[9]	(0.05)%[9]	0.27%[9]	0.57%[9]

Supplemental Data
Net assets, end of period (000)	$24,443	$23,615	$21,279	$23,308	$24,408	$30,101

Portfolio turnover rate of the Master Portfolio	79%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	15

Notes to Financial Statements	BlackRock Large Cap Focus Growth Fund

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. These financial statements relate to one series of the Corporation, BlackRock Large Cap Focus Growth Fund (formerly known as BlackRock Large Cap Growth Fund) (the “Fund”).

The Fund seeks to achieve its investment objective by investing all of its assets in Master Large Cap Focus Growth Portfolio (formerly known as Master Large Cap Growth Portfolio) (the “Master Portfolio”), a series of Master Large Cap series LLC (the “Master LLC”). The Master LLC is an affiliate of the Corporation. The Master Portfolio has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2017, the percentage of the Master Portfolio owned by Fund was 100%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by current holders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors or the ”Board“ and the members are referred to as ”Directors“.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (”CDSC“) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the ”Administrator“) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

16	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Share Classes	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016
Service	$ 3,419	$ 4,152
Investor A	1,055,873	1,371,359
Investor B	2,359	9,093
Investor C	1,251,874	1,901,094
Class R	91,034	114,821

Total	$2,404,559	$3,400,519

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. The Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Share Classes	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016
Institutional	$309,492	$392,797
Service	306	379
Investor A	1,512	2,420
Investor C	23	—

Total	$311,333	$395,596

ANNUAL REPORT	JUNE 30, 2017	17

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth Fund

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. The Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Share Classes	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016
Institutional	$ 1,383	$ 1,371
Service	588	569
Investor A	10,866	11,115
Investor B	231	246
Investor C	2,623	2,647
Class R	144	54

Total	$15,835	$16,002

The following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Share Classes	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016
Institutional	$ 452,824	$ 541,340
Service	2,789	2,876
Investor A	799,193	1,041,732
Investor B	1,470	3,540
Investor C	253,748	408,802
Class R	32,207	40,140

Total	$1,542,231	$2,038,430

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares as follows:

Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016
$17,741	$42,048

Affiliates received the following CDSCs as follows:

Share Classes	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016
Investor A	$2,281	$ 7,358
Investor C	$8,207	$21,843

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

Large Cap Growth
Institutional	0.84%
Service	1.13%
Investor A	1.13%
Investor B	1.95%
Investor C	1.95%
Class R	1.38%

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the period ended June 30, 2017 and the year ended September 30, 2016, the fees waived and/or reimbursed by the Administrator were $49,184 and $0, respectively.

18	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth Fund

These amounts waived and/or reimbursed, are shown as transfer agent fees reimbursed — class specific, in the Statements of Operations. Class specific expense reimbursements are as follows:

Share Classes	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016
Institutional	$336,879	$ 387,525
Service	1,718	1,511
Investor A	470,705	591,662
Investor B	1,122	2,278
Investor C	70,545	121,615
Class R	17,975	21,276

Total	$898,944	$1,125,867

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended June 30, 2017 and each of the three years ended September 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to income recognized from partnership interests were reclassified to the following accounts:

Undistributed net investment income	$(1,352)
Accumulated net realized gain (loss) allocated from the Master Portfolio	$1,352

ANNUAL REPORT	JUNE 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Large Cap Focus Growth Fund

The tax character of distributions paid was as follows:

Ordinary income 6/30/2017	$4,000,012
9/30/2016	1,272,876
9/30/2015	23,370,936
Long-term capital gains 6/30/2017	70,206,519
9/30/2016	55,500,547
9/30/2015	115,481,660
Total Distributions

6/30/2017	$74,206,531

9/30/2016	$56,773,423

9/30/2015	$138,852,596

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$13,156,995
Undistributed long-term capital gains	218,406,523
Net unrealized gains[1]	217,733,445

Total	$449,296,963

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period October 1, 2016 to June 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,022,060	$60,238,825	3,103,912	$43,443,015	4,962,477	$71,239,064
Shares issued in reinvestment of distributions	1,618,277	22,866,249	1,193,477	16,290,950	2,755,379	37,803,785
Shares redeemed	(5,056,555)	(75,965,037)	(3,603,155)	(51,015,614)	(6,972,356)	(99,821,062)

Net increase	583,782	$7,140,037	694,234	$8,718,351	745,500	$9,221,787

Service
Shares sold	2,497	$38,020	4,066	$53,325	5,135	$73,556
Shares issued in reinvestment of distributions	7,598	107,129	5,648	76,816	16,280	222,707
Shares redeemed	(8,423)	(126,230)	(7,855)	(102,732)	(31,432)	(442,789)

Net increase (decrease)	1,672	$18,919	1,859	$27,409	(10,017)	$(146,526)

Investor A
Shares sold and automatic conversion of shares	9,424,251	$136,951,269	6,732,027	$88,961,369	8,530,604	$118,056,683
Shares issued in reinvestment of distributions	2,515,238	33,829,966	2,014,303	26,226,028	4,716,368	61,925,853
Shares redeemed	(11,457,122)	(162,606,361)	(9,480,228)	(124,606,897)	(8,427,346)	(116,214,363)

Net increase (decrease)	482,367	$8,174,874	(733,898)	$(9,419,500)	4,819,626	$63,768,173

20	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (concluded)	BlackRock Large Cap Focus Growth Fund

	Period October 1, 2016 to June 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Investor B
Shares sold	1,845	$21,552	20,773	$240,357	25,457	$308,186
Shares issued in reinvestment of distributions	2,348	27,279	5,600	63,899	28,424	331,709
Shares redeemed and automatic conversion of shares	(51,216)	(635,761)	(89,695)	(1,028,533)	(156,647)	(1,915,916)

Net decrease	(47,023)	$(586,930)	(63,322)	$(724,277)	(102,766)	$(1,276,021)

Investor C
Shares sold	900,639	$10,890,561	3,012,680	$34,372,153	4,355,063	$52,891,600
Shares issued in reinvestment of distributions	1,002,740	11,511,476	910,846	10,274,160	2,119,680	24,482,215
Shares redeemed	(7,566,159)	(94,583,858)	(6,023,883)	(68,687,977)	(4,366,776)	(52,761,381)

Net increase (decrease)	(5,662,780)	$(72,181,821)	(2,100,357)	$(24,041,664)	2,107,967	$24,612,434

Class R
Shares sold	321,780	$4,309,542	660,481	$8,249,437	459,276	$6,028,623
Shares issued in reinvestment of distributions	123,122	1,555,030	94,341	1,158,507	236,435	2,941,251
Shares redeemed	(564,405)	(7,606,960)	(674,872)	(8,415,167)	(641,011)	(8,386,710)

Net increase (decrease)	(119,503)	$(1,742,388)	79,950	$992,777	54,700	$583,164

Total Net Increase (Decrease)	(4,761,485)	$(59,177,309)	(2,121,534)	$(24,446,904)	7,615,010	$96,763,011

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	JUNE 30, 2017	21

Report of Independent Registered Public Accounting Firm	BlackRock Large Cap Focus Growth Fund

To the Board of Directors of BlackRock Large Cap Series Funds, Inc. and Shareholders of BlackRock Large Cap Focus Growth Fund (formerly known as BlackRock Large Cap Growth Fund):

We have audited the accompanying statement of assets and liabilities of BlackRock Large Cap Focus Growth Fund, (formerly known as BlackRock Large Cap Growth Fund) (the “Fund”), a series of BlackRock Large Cap Series Funds, Inc., as of June 30, 2017, and the related statements of operations for the period from October 1, 2016 to June 30, 2017 and the year ended September 30, 2016, the statements of changes in net assets for the period from October 1, 2016 to June 30, 2017 and for each of the two years in the period ended September 30, 2016, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Focus Growth Fund as of June 30, 2017, the results of its operations for the period from October 1, 2016 to June 30, 2017 and the year ended September 30, 2016, the changes in its net assets for the period from October 1, 2016 to June 30, 2017 and for each of the two years in the period ended September 30, 2016, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 22, 2017

Important Tax Information (Unaudited)

The entire amount of the ordinary income distributions paid by BlackRock Large Cap Focus Growth Fund during the fiscal year ended June 30, 2017 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, BlackRock Large Cap Focus Growth Fund distributed long-term capital gains of $0.866004 per share to shareholders of record on December 12, 2016.

22	ANNUAL REPORT	JUNE 30, 2017

Master Portfolio Information as of June 30, 2017	Master Large Cap Focus Growth Portfolio

Ten Largest Holdings	Percent of Net Assets
Amazon.com, Inc.	9%
Microsoft Corp.	6
UnitedHealth Group, Inc.	4
Alphabet, Inc., Class A	4
Facebook, Inc., Class A	3
Visa, Inc., Class A	3
Alexion Pharmaceuticals, Inc.	3
Alphabet, Inc., Class C	3
Tencent Holdings Ltd.	3
Priceline Group, Inc.	3

Sector Allocations	Percent of Net Assets
Information Technology	42%
Consumer Discretionary	23
Health Care	16
Industrials	7
Financials	6
Consumer Staples	4
Real Estate	1
Short-Term Securities	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments June 30, 2017	Master Large Cap Focus Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.5%
Southwest Airlines Co.	294,344	$18,290,536
Banks — 4.9%
Bank of America Corp.	584,989	14,191,833
First Republic Bank	164,432	16,459,643
SVB Financial Group (a)	79,317	13,943,135
U.S. Bancorp	268,523	13,941,714

		58,536,325
Beverages — 4.4%
Constellation Brands, Inc., Class A	179,534	34,781,122
Dr. Pepper Snapple Group, Inc.	197,172	17,964,341

		52,745,463
Biotechnology — 7.0%
Alexion Pharmaceuticals, Inc. (a)	339,504	41,307,452
Celgene Corp. (a)	208,515	27,079,843
Vertex Pharmaceuticals, Inc. (a)	119,835	15,443,136

		83,830,431
Building Products — 0.8%
JELD-WEN Holding, Inc. (a)	309,265	10,038,742
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B (a)	127,658	21,621,436
Electrical Equipment — 2.3%
Acuity Brands, Inc.	136,303	27,707,674
Equity Real Estate Investment Trusts (REITs) — 0.9%
Equinix, Inc.	24,746	10,619,993
Health Care Equipment & Supplies — 1.3%
Boston Scientific Corp. (a)	537,968	14,912,473
Health Care Providers & Services — 6.4%
Centene Corp. (a)	155,024	12,383,317
UnitedHealth Group, Inc.	285,904	53,012,320
Universal Health Services, Inc., Class B	86,526	10,563,094

		75,958,731
Hotels, Restaurants & Leisure — 1.9%
Domino’s Pizza, Inc.	106,703	22,570,886
Internet & Direct Marketing Retail — 14.4%
Amazon.com, Inc. (a)	105,233	101,865,544
Netflix, Inc. (a)	210,959	31,519,384
Priceline Group, Inc. (a)	20,283	37,939,757

		171,324,685
Internet Software & Services — 15.5%
Alibaba Group Holding Ltd. — ADR (a)	136,109	19,177,758
Alphabet, Inc., Class A (a)	45,812	42,590,500
Alphabet, Inc., Class C (a)	45,046	40,934,652
Facebook, Inc., Class A (a)	275,498	41,594,688
Tencent Holdings Ltd.	1,135,728	40,744,197

		185,041,795

Common Stocks	Shares	Value
IT Services — 5.0%
Global Payments, Inc.	202,076	$18,251,504
Visa, Inc., Class A	442,306	41,479,457

		59,730,961
Media — 1.7%
Comcast Corp., Class A	515,761	20,073,418
Pharmaceuticals — 1.5%
Zoetis, Inc.	278,626	17,380,690
Professional Services — 2.2%
Equifax, Inc.	190,838	26,224,958
Semiconductors & Semiconductor Equipment — 5.2%
ASML Holding NV	118,016	15,378,665
Broadcom Ltd.	61,428	14,315,795
NVIDIA Corp.	120,203	17,376,546
Teradyne, Inc.	497,475	14,939,174

		62,010,180
Software — 13.5%
Activision Blizzard, Inc.	259,812	14,957,377
Adobe Systems, Inc. (a)	108,776	15,385,277
Autodesk, Inc. (a)	238,641	24,059,786
Microsoft Corp.	1,089,607	75,106,611
Snap, Inc., Class A (a)(b)	398,267	7,077,205
Zendesk, Inc. (a)	865,249	24,036,617

		160,622,873
Specialty Retail — 3.8%
Home Depot, Inc.	174,332	26,742,529
Ulta Beauty, Inc. (a)	63,833	18,341,774

		45,084,303
Technology Hardware, Storage & Peripherals — 2.8%
Apple Inc.	235,766	33,955,019
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	227,605	13,428,695
Total Long-Term Investments (Cost — $938,049,890) — 99.9%		1,191,710,267

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	Master Large Cap Focus Growth Portfolio

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)	665,172	$665,172
SL Liquidity Series, LLC, Money Market Series, 1.27% (c)(d)(e)	7,220,967	7,221,690
Total Short-Term Securities (Cost — $7,887,580) — 0.6%		7,886,862

Value
Total Investments (Cost — $945,937,470) — 100.5%	$1,199,597,129
Liabilities in Excess of Other Assets — (0.5)%	(6,379,757)

Net Assets — 100.0%	$1,193,217,372

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	During the period ended June 30, 2017, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	66,261,026	(65,595,854)	665,172	$665,172	$97,729		$223	—
BlackRock Liquidity Series, LLC, Money Market Series	—	7,220,967	7,220,967	7,221,690	100,965	[2]	—	$(718)
Total				$7,886,862	$198,694		$223	$(718)

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expense, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended June 30, 2017, the effect of derivative financial instruments in the Statement of Operation was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$994,455	—	—	—	$994,455
Net Change in Unrealized Depreciation on:
Futures contracts	—	—	$(383,779)	—	—	—	$(383,779)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,676,320

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments (concluded)	Master Large Cap Focus Growth Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$18,290,536	—	—	$18,290,536
Banks	58,536,325	—	—	58,536,325
Beverages.	52,745,463	—	—	52,745,463
Biotechnology	83,830,431	—	—	83,830,431
Building Products	10,038,742	—	—	10,038,742
Diversified Financial Services	21,621,436	—	—	21,621,436
Electrical Equipment	27,707,674	—	—	27,707,674
Equity Real Estate Investment Trusts (REITs)	10,619,993	—	—	10,619,993
Health Care Equipment & Supplies.	14,912,473	—	—	14,912,473
Health Care Providers & Services	75,958,731	—	—	75,958,731
Hotels, Restaurants & Leisure	22,570,886	—	—	22,570,886
Internet & Direct Marketing Retail	171,324,685	—	—	171,324,685
Internet Software & Services.	144,297,598	$40,744,197	—	185,041,795
IT Services	59,730,961	—	—	59,730,961
Media	20,073,418	—	—	20,073,418
Pharmaceuticals	17,380,690	—	—	17,380,690
Professional Services	26,224,958	—	—	26,224,958
Semiconductors & Semiconductor Equipment	62,010,180	—	—	62,010,180
Software	160,622,873	—	—	160,622,873
Specialty Retail	45,084,303	—	—	45,084,303
Technology Hardware, Storage & Peripherals	33,955,019	—	—	33,955,019
Textiles, Apparel & Luxury Goods	13,428,695	—	—	13,428,695
Short-Term Securities	665,172	—	—	665,172

Subtotal	$1,151,631,242	$40,744,197	—	$1,192,375,439

Investments Valued at NAV[1]				7,221,690

Total Investments				$1,199,597,129

[1]

As of June 30, 2017, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the period ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2017

Statement of Assets and Liabilities	Master Large Cap Focus Growth Portfolio

June 30, 2017

Assets
Investments at value — unaffiliated (including securities loaned at value of $7,006,427) (cost — $938,049,890)	$1,191,710,267
Investments at value — affiliated (cost — $7,887,580)	7,886,862
Receivables:
Investments sold	3,956,942
Securities lending income — affiliated	100,965
Contributions from investors	102,977
Dividends — affiliated	11,119
Dividends — unaffiliated	595,463
Prepaid expenses	2,047

Total assets	1,204,366,642

Liabilities
Cash collateral on securities loaned at value	7,222,408
Payables:
Investments purchased	1,792,429
Directors’ fees	7,473
Investment advisory fees	497,584
Other accrued expenses	76,218
Other affiliates	9,611
Withdrawals to investors	1,543,547

Total liabilities	11,149,270

Net Assets	$1,193,217,372

Net Assets Consist of
Investors’ capital	$939,557,713
Net unrealized appreciation (depreciation)	253,659,659

Net Assets	$1,193,217,372

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	27

Statements of Operations	Master Large Cap Focus Growth Portfolio

	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016

Investment Income
Dividends — affiliated	$ 97,729	$ 135,151
Dividends — unaffiliated	12,063,811	16,489,698
Securities lending income — affiliated — net	100,965	137,347
Foreign taxes withheld	(57,955)	(55,255)

Total investment income	12,204,550	16,706,941

Expenses
Investment advisory	4,363,066	5,728,009
Accounting services	170,973	218,674
Professional	58,028	52,407
Directors	24,731	41,998
Custodian	21,236	33,642
Printing	1,547	4,427
Miscellaneous	16,778	22,932

Total expenses	4,656,359	6,102,089
Less fees waived by the Manager	(15,990)	(28,594)

Total expenses after fees waived	4,640,369	6,073,495

Net investment income	7,564,181	10,633,446

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated investment companies	223	712
Futures contracts	994,455	2,078,335
Investments — unaffiliated	237,590,681	70,369,294
Litigation proceeds	—	254,416
Foreign currency transactions	2,438	—

	238,587,797	72,702,757

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(383,779)	383,779
Investments — unaffiliated	(42,385,697)	52,124,477
Investments — affiliated	(718)	—

	(42,770,194)	52,508,256

Total realized and unrealized gain	195,817,603	125,211,013

Net Increase in Net Assets Resulting from Operations	$ 203,381,784	$ 135,844,459

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets	Master Large Cap Focus Growth Portfolio

Increase (Decrease) in Net Assets:	Period October 1, 2016 to June 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations
Net investment income	$7,564,181	$10,633,446	$10,399,038
Net realized gain	238,587,797	72,702,757	61,300,472
Net change in unrealized appreciation (depreciation)	(42,770,194)	52,508,256	(45,409,726)

Net increase in net assets resulting from operations	203,381,784	135,844,459	26,289,784

Capital Transactions
Proceeds from contributions	213,172,508	177,941,140	261,731,405
Value of withdrawals	(366,044,923)	(270,301,887)	(345,492,080)

Net decrease in net assets derived from capital transactions	(152,872,415)	(92,360,747)	(83,760,675)

Net Assets
Total increase (decrease) in net assets	50,509,369	43,483,712	(57,470,891)
Beginning of period	1,142,708,003	1,099,224,291	1,156,695,182

End of period	$1,193,217,372	$1,142,708,003	$1,099,224,291

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	29

Financial Highlights	Master Large Cap Focus Growth Portfolio

	Master Large Cap Focus Growth Portfolio
	Period October 1, 2016 to June 30, 2017	Year Ended September 30,
		2016	2015	2014	2013	2012
Total Return
Total return	19.04%[1]	12.75%[2]	1.70%	21.59%	15.76%	31.61%

Ratios to Average Net Assets
Total expenses	0.53%[3]	0.53%[4]	0.53%	0.53%	0.54%	0.55%

Total expenses after fees waived.	0.53%[3]	0.53%[4]	0.53%	0.53%	0.54%	0.55%

Net investment income.	0.87%[3]	0.93%[4]	0.85%	0.90%	1.25%	1.61%

Supplemental Data
Net assets, end of period (000)	$1,193,217	$1,142,708	$1,099,224	$1,156,695	$1,005,008	$913,632

Portfolio turnover rate	79%	32%	41%	49%	54%	132%

[1]	Aggregate total return.

[2]	Includes proceeds received from a settlement of litigation, which had no impact on the Master Portfolio’s total return.

[3]	Annualized.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements	Master Large Cap Focus Growth Portfolio

1. Organization:

Master Large Cap Focus Growth Portfolio (the “Master Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability Company. The Master Portfolio is classified as diversified. The Limited Liability company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of June 30, 2017, certain investments of the Master Portfolio were valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under

ANNUAL REPORT	JUNE 30, 2017	31

Notes to Financial Statements (continued)	Master Large Cap Focus Growth Portfolio

policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or portfolios. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

32	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)	Master Large Cap Focus Growth Portfolio

4. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value–unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$621,950	$(621,950)	—
Goldman Sachs & Co	3,659,341	(3,659,341)	—
UBS Securities LLC	2,725,136	(2,725,136)	—

Total	$7,006,427	$(7,006,427)	—

[1]

Cash collateral with a value of $7,222,408 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

ANNUAL REPORT	JUNE 30, 2017	33

Notes to Financial Statements (continued)	Master Large Cap Focus Growth Portfolio

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the average daily value of the Master Portfolio’s net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $5 Billion	0.50%
In excess of $5 Billion	0.45%

Expense Limitations, Waivers and Reimbursements: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2019. This contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the nine months ended June 30, 2017, there were no fees waived by the Manager.

For the period ended June 30, 2017, the Master Portfolio reimbursed the Manager $9,429 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

34	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)	Master Large Cap Focus Growth Portfolio

Pursuant to such agreement, the Master Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income – affiliated – net in the Statement of Operations. For the period ended June 30, 2017, the Master Portfolio paid BIM $25,241 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Master Portfolio did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the period ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Master Large Cap Focus Growth Portfolio	$102,192,690	$105,987,790	$27,965,481

7. Purchases and Sales:

For the nine months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $899,411,126 and $982,500,933, respectively.

The Master Portfolio received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by the Master Portfolio. This amount is shown as litigation proceeds in the Statement of Operations.

8. Income Tax Information:

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for period ended June 30, 2017 and each of the three years ended September 30, 2016. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

ANNUAL REPORT	JUNE 30, 2017	35

Notes to Financial Statements (continued)	Master Large Cap Focus Growth Portfolio

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$946,207,928

Gross unrealized appreciation	$260,054,379
Gross unrealized depreciation	(6,665,178)

Net unrealized appreciation	$253,389,201

9. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended June 30, 2017, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate

36	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (concluded)	Master Large Cap Focus Growth Portfolio

customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: As of period end, the Master Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	JUNE 30, 2017	37

Report of Independent Registered Public Accounting Firm	Master Large Cap Focus Growth Portfolio

To the Board of Directors of Master Large Cap Series LLC and Investors of Master Large Cap Focus Growth Portfolio (formerly known as Master Large Cap Growth Portfolio):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Focus Growth Portfolio (formerly known as Master Large Cap Growth Portfolio) a series of Master Large Cap Series LLC (the “Master LLC”), as of June 30, 2017, and the related statement of operations for the period from October 1, 2016 to June 30, 2017 and the year ended September 30, 2016, the statements of changes in net assets for the period from October 1, 2016 to June 30, 2017 and for each of the two years in the period ended September 30, 2016, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Master Large Cap Focus Growth Portfolio as of June 30, 2017, the results of its operations for the period from October 1, 2016 to June 30, 2017 and the year ended September 30, 2016, the changes in the net assets for the period from October 1, 2016 to June 30, 2017 and for each of the two years in the period ended September 30, 2016, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 22, 2017

38	ANNUAL REPORT	JUNE 30, 2017

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Large Cap Series LLC (the “Master LLC”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master LLC, on behalf of Master Large Cap Focus Growth Portfolio (the “Master Portfolio”), a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. BlackRock Large Cap Focus Growth Fund (the “Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Fund and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Fund for services; (c) the Master Portfolio’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master LLC’s and the Corporation’s adherence to its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of the Master Portfolio and the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds

ANNUAL REPORT	JUNE 30, 2017	39

Disclosure of Investment Advisory Agreement (continued)

as determined by Broadridge1 and the Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2018. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Fund. BlackRock and its affiliates provide the Master Portfolio and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Fund. In particular, BlackRock and its affiliates provide the Master Portfolio and the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Master Portfolio and the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

40	ANNUAL REPORT	JUNE 30, 2017

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Master Portfolio, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category and the Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Fund. The Board noted that effective June 12, 2017, the Master Portfolio/Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Growth Fund to BlackRock Large Cap Focus Growth Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Fund: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Fund’s contractual management fee rate compared with the other funds in the Fund’s Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Master Portfolio’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolio and the Fund, to the Master Portfolio or the Fund, as pertinent. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master

ANNUAL REPORT	JUNE 30, 2017	41

Disclosure of Investment Advisory Agreement (concluded)

Portfolio and the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s/Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board additionally noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Master Portfolio/Fund, the Master Portfolio’s/Fund’s contractual management fee rate is expected to rank in the third quartile, and the estimated actual management fee rate and the Fund’s estimated total expense ratio are expected to rank in the third and second quartiles, respectively.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Fund benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Fund to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC, with respect to the Master Portfolio, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

42	ANNUAL REPORT	JUNE 30, 2017

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Director	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Director	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None

ANNUAL REPORT	JUNE 30, 2017	43

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
Mark Stalnecker 1951	Director	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Director	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Directors[4]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 219 Portfolios	None
John M. Perlowski 1964	Director, President, and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master LLC based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

44	ANNUAL REPORT	JUNE 30, 2017

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation/Master LLC’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

ANNUAL REPORT	JUNE 30, 2017	45

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master Portfolio’s Form N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund/Master Portfolio’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent

12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	ANNUAL REPORT	JUNE 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JUNE 30, 2017	47

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCFG-6/17-AR

Item 2 –	Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. Each registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) each registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to each Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End 6/30/2017[4]	Previous Fiscal Year End 9/30/2016	Current Fiscal Year End 6/30/2017[4]	Previous Fiscal Year End 9/30/2016	Current Fiscal Year End 6/30/2017[4]	Previous Fiscal Year End 9/30/2016	Current Fiscal Year End 6/30/2017[4]	Previous Fiscal Year End 9/30/2016
BlackRock Large Cap Focus Growth Fund (Formerly BlackRock Large Cap Growth Fund)	$8,160	$7,510	$0	$0	$13,107	$13,107	$0	$0
Master Large Cap Focus Growth Portfolio (Formerly Master Large Cap Growth Portfolio)	$33,142	$34,362	$0	$0	$13,515	$13,515	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[4]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

4 The Funds changed their fiscal year end from September to June in 2017 whereby this fiscal year consists of the nine months ended June 30, 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to each registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to each registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Large Cap Focus Growth Fund (Formerly BlackRock Large Cap Growth Fund)	$13,107	$13,107

Master Large Cap Focus Growth Portfolio (Formerly Master Large Cap Growth Portfolio)	$13,515	$13,515
[1]	The Funds changed their fiscal year end from September to June in 2017 whereby this fiscal year consists of the nine months ended June 30, 2017.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of each Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: September 5, 2017